UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2022

ADARA ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Red Oak Boulevard

Charlotte, NC 28217

(Address of Principal Executive Offices) (Zip Code)

(704) 606-2922

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ADRA.U	NYSE American LLC
Class A common stock, par value $0.0001 per share	ADRA	NYSE American LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	ADRA WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement and Plan of Reorganization

On June 22, 2022, Adara Acquisition Corp., a Delaware corporation (the “Company” or “Adara”), Adara Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Adara (“Merger Sub”), and Alliance Entertainment Holding Corporation, a Delaware corporation (“Alliance”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which Alliance will be merged with and into Merger Sub (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with Alliance surviving the Merger as a wholly owned subsidiary of Adara (the “Surviving Corporation”).

Conversion of Securities

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of Adara, Merger Sub, Alliance or the holders of any of Alliance’s securities:

a)	each share of Alliance’s common stock, par value $0.0001 per share (the “Alliance Common Stock”), issued and outstanding immediately prior to the Effective Time other than any shares of Alliance Common Stock held by stockholders of Alliance who have perfected and not withdrawn a demand for appraisal rights pursuant to the applicable provisions of the DGCL (collectively, “Dissenting Shares”), shall be canceled and converted into the right to receive (A) the number of shares of Adara Class A Common Stock equal to the quotient obtained by dividing (i) the quotient obtained by dividing (x) $475,000,000 by (y) the total number of shares of Alliance Common Stock outstanding immediately prior to the Effective Time, expressed on a fully-diluted and as-converted to Alliance Common Stock basis by (ii) $10.00 (the “Per Share Closing Merger Consideration”) and (B) a number of Contingent Consideration Shares in accordance with the Business Combination Agreement, if any;

b)	all shares of Alliance Common Stock held in the treasury of Alliance as of immediately prior to the Effective Time shall be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto;

c)	each of the Dissenting Shares issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist in accordance with the Business Combination Agreement and shall thereafter represent only the right to receive the applicable payments set forth in the Business Combination Agreement; and

d)	each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation and all such shares shall constitute the only outstanding shares of capital stock of the Surviving Company as of immediately following the Effective Time.

In addition, at the Effective Time, unless previously converted, each outstanding share of Adara Class B Common Stock will be automatically converted into a share of Adara Class A Common Stock.

Earn Out

Subject to certain exceptions, Adara will issue to the holders of Alliance Common Stock immediately prior to the Closing (“Contingent Consideration Eligible Company Equityholders”) 60,000,000 shares of Adara Class E Common Stock in the aggregate (the “Contingent Shares”) held in escrow until certain price targets are achieved by Adara between the fifth anniversary and the tenth anniversary of the Closing (the “Contingent Consideration Period”). With respect to each price target, a triggering event occurs on the first date on which the Adara Class A Common Stock (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or the like) over any twenty (20) day trading period during a thirty (30) trading days during the Contingent Consideration Period trades with a volume-weighted average price greater than or equal to $20.00, $30.00 or $50.00 (“Triggering Event I,” “Triggering Event II” and “Triggering Event III,” respectively). Upon the occurrence of Triggering Event I prior to the fifth year anniversary of the Closing, an aggregate of 20,000,000 Contingent Shares will be released from escrow; upon the occurrence of Triggering Event II prior to the seventh year anniversary of the Closing, an aggregate of 20,000,000 Contingent Shares will be released from escrow; and upon the occurrence of Triggering Event III prior to the tenth year anniversary of the Closing, an aggregate of 20,000,000 Contingent Shares will be released from escrow.

Each Triggering Event shall only occur once, if at all, and in no event shall the Contingent Consideration Eligible Company Equityholders be entitled to receive an aggregate of more than 60,000,000 Contingent Shares. Triggering Event I, Triggering Event II and Triggering Event III may be achieved at the same time or over the same overlapping trading days. The Contingent Consideration Shares released as a result of a Triggering Event will automatically convert into the same number of shares of Adara Class A Common Stock. All Contingent Consideration Shares that are not earned on or before the expiration of the Contingent Consideration Period will be automatically forfeited and cancelled.

Proxy and Registration Statement

Promptly after the date of the Business Combination Agreement, Adara will prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy and registration statement on Form S-4 (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the stockholders of Adara (the “Adara Stockholders”) relating to the meeting of the Adara Stockholders (the “Adara Stockholders’ Meeting”) to be held to consider (i) approval and adoption of the Business Combination Agreement and the Merger, (ii) approval of the issuance of Adara Common Stock as contemplated by the Business Combination Agreement, and (iii) any other proposals the parties deem necessary to effectuate the Merger (collectively, the “Adara Proposals”).

Stock Exchange Listing

Adara will use its reasonable best efforts to cause the Per Share Merger Consideration to be issued in connection with the transactions to be approved for listing on the New York Stock Exchange American LLC (“NYSE American”) at the closing of the Merger (the “Closing”). Until the Closing, Adara shall use its reasonable best efforts to keep the Adara Class A Common Stock and warrants listed for trading on the NYSE American.

Registration Rights Agreement

In connection with the Closing, that certain registration rights agreement dated as of February 8, 2021 will be amended and restated and Adara, certain persons and entities holding securities of Adara prior to the Closing (such persons, the “Initial Holders”) and certain persons and entities receiving Adara Common Stock pursuant to the Merger (the “New Holders” and together with the Initial Holders, the “Reg Rights Holders”) shall enter into that certain amended and restated registration rights agreement attached as an exhibit to the Business Combination Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Adara will agree that, no later than thirty (30) calendar days following the closing of the Business Combination, Adara will file with the SEC (at Adara’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Reg Rights Holders (the “Resale Registration Statement”), and Adara shall use commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the Commission notifies Adara that it will “review” the Registration Statement) following the closing of the Business Combination and (ii) the tenth Business Day after the date Adara is notified (orally or in writing, whichever is earlier) by the Commission that the Resale Shelf Registration Statement will not be “reviewed” or will not be subject to further review. In certain circumstances, the Original Holders can demand up to two underwritten registrations and the New Holders can demand up to two underwritten registrations, and all of the Reg Rights Holders will be entitled to customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, all of the stockholders of Alliance will enter into lock-up agreements (the “Lock-up Agreements”) pursuant to which they will agree, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, any shares of Adara Common Stock held by them immediately after the Effective Time (the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) until the earlier of (a) six (6) months after the closing date of the Merger or (b) the closing of a sale, merger, liquidation, or exchange offer transaction after the closing date of the Merger (the period between the closing date of the Merger and the earliest of clauses (a) and (b), is referred to as the “Lock-up Period”); provided, however, that if any party who enters into a letter agreement relating to the subject matter thereof as contemplated by the BCA (each, a “Lock-Up Stockholder”) on terms and conditions that are less restrictive than those agreed to therein (or such terms and conditions are subsequently relaxed including as a result of a modification, waiver or amendment), the less restrictive terms and conditions in such letter agreement with such Lock-Up Stockholder shall apply to the Securityholder.

With respect to securityholders of Adara prior to the Effective Time of the Merger, the Lock-Up Shares include only those shares of Adara Common Stock that were purchased or acquired by such securityholder as part of the shares of Class B common stock, par value $0.0001 per share, issued by Adara prior to its initial public offering (“Founder Shares”).

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit B to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Amended and Restated Insider Letter Agreement

In connection with the Closing, Adara Sponsor LLC (the “Sponsor”) and each of the Insiders (each, as defined in the Amended and Restated Insider Letter Agreement) will enter into a letter agreement (the “Amended and Restated Insider Letter Agreement”) amending and restating the Letter Agreement, dated February 8, 2021, entered into in connection with Adara’s initial public offering, pursuant to which each of the Sponsor and the Insiders will agree that it, he or she will not transfer any Founder Shares (or shares of Adara Class A Common Stock issuable upon conversion thereof) until the earlier of (A) six (6) months after the Closing or (B) the closing of a sale, merger, liquidation, or exchange offer transaction subsequent to the Closing. Pursuant to the Amended and Restated Insider Letter Agreement, at the Closing, the Sponsor and the Insiders will irrevocably and automatically forfeit and surrender to Adara for cancellation, for no additional consideration and without action on the part of any other person, an aggregate of between 875,000 and 1,375,000 Founder Shares, the number of which will be determined by Alliance.

The foregoing description of the Amended and Restated Insider Letter Agreement is qualified in its entirety by reference to the full text of the form of Amended and Restated Insider Letter Agreement, a copy of which is included as Exhibit C to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Closing

The Closing will occur as promptly as practicable, but in no event later than three business days following the satisfaction or waiver of all of the conditions to Closing set forth in Article VIII of the Business Combination Agreement.

Exclusivity

From the date of the Business Combination Agreement and ending on the earlier of (a) the Effective Time and (b) the termination of the Business Combination Agreement, Alliance shall not take, nor shall it permit any of its affiliates or representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any person (other than Adara, its stockholders and/or any of their affiliates or representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any business combination transaction, any merger, sale of ownership interests and/or assets (other than asset sales in the ordinary course of business) of Alliance, recapitalization or similar transaction, in each case other than (i) the Proposed Transactions or (ii) any issue of shares of preferred stock, common stock or indebtedness or other securities convertible into or exercisable for any such preferred stock or common stock permitted without the consent of Adara in accordance with the Business Combination Agreement (an “Alliance Business Combination Proposal”) other than with Adara, its stockholders and their respective affiliates and representatives.

From the date of the Business Combination Agreement and ending on the earlier of (a) the Effective Time and (b) the termination of the Business Combination Agreement, Adara shall not, nor shall Adara permit any of its controlled affiliates or representatives to, solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any person (other than Alliance, its stockholders and/or any of their affiliates or representatives), concerning any merger, purchase of ownership interests or assets of Adara, recapitalization or similar business combination transaction or any other “Business Combination” (as defined in Adara’s organizational documents), in each case, other than the Proposed Transactions (a “Adara Business Combination Proposal”). In addition, Adara shall, and shall cause its controlled affiliates to, and shall cause their respective representatives to, immediately cease any and all existing discussions or negotiations with any person with respect to any Adara Business Combination Proposal.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (a) Alliance and (b) Adara and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization.

Conditions to Closing

Mutual

The obligations of Alliance, Adara and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

a)	The approval of the requisite stockholders of Alliance in favor of the adoption of the Business Combination Agreement and the Merger and all other transactions contemplated by the Business Combination Agreement;

b)	The Adara Proposals have been approved and adopted by the requisite affirmative vote of the Adara Stockholders in accordance with the Proxy Statement, the Delaware General Corporation Law, Adara’s organizational documents and the rules and regulations of the NYSE American;

c)	The Proxy Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Proxy Statement shall be in effect and no proceedings for that purpose shall be pending before or threatened by the SEC;

d)	No governmental authority has enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Transactions illegal or otherwise prohibiting consummation of the Proposed Transactions;

e)	All required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Proposed Transactions under the HSR Act has expired or been terminated;

f)	The shares of Adara Class A Common Stock and Class E Common Stock are listed on the NYSE American, or another national securities exchange mutually agreed to by the parties to the Business Combination Agreement, as of the Closing Date.

Adara and Merger Sub

The obligations of Adara and Merger Sub to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

a)	Certain of the representations and warranties of Alliance contained in the sections titled (a) “Organization and Qualification; Subsidiaries,” (b) “Capitalization,” (c) “Authority Relative to the Business Combination Agreement” and (d) “Brokers” in the Business Combination Agreement shall each be true and correct in all material respects as of the date of the Business Combination Agreement and the Effective Time, except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier specified date. Certain of the representations and warranties in the section titled “Capitalization” in the Business Combination Agreement shall be true and correct in all respects as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, be reasonably expected to result in more than de minimis additional significant cost, expense or liability to Alliance, Adara or Merger Sub. The other representations and warranties of Alliance contained in the Business Combination Agreement shall be true and correct in all respects (without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect (as defined in the Business Combination Agreement);

b)	Alliance has performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

c)	Alliance has delivered to Adara a customary officer’s certificate, dated the closing date of the Merger, certifying as to the satisfaction of certain conditions;

d)	No Company Material Adverse Effect has occurred between the date of the Business Combination Agreement and the closing date of the Merger;

e)	Other than those persons identified as continuing directors in the Business Combination Agreement, all members of the board of directors of Alliance have executed written resignations effective as of the Effective Time;

f)	All parties to the Registration Rights Agreement (other than Adara and the Adara Stockholders party thereto) shall have delivered, or caused to be delivered, to Adara copies of the Registration Rights Agreement duly executed by all such parties;

g)	All parties to the Lock-Up Agreements proposed to be entered into in connection with Closing have delivered, or caused to be delivered, to Adara copies of the Lock-Up Agreements duly executed by all such parties;

h)	All parties to the Employment Agreements (other than Adara) shall have delivered or caused to be delivered to Adara, Copies of the Employment Agreements duly executed by such parties;

i)	Alliance delivered to Adara in a form reasonably acceptable to Adara, dated as of the closing date of the Merger, a properly executed certification that shares of Alliance are not “U.S. real property interests” within the meaning of Section 897 of the Code, in accordance with Treasury Regulation Section 1.1445-2(c)(3), together with an executed notice to the IRS (which shall be filed by Adara with the IRS following the Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations;

j)	Each Company Stockholder shall have delivered to Adara a duly executed Internal Revenue Service Form W-9 (or an appropriate Internal Revenue Service Form W-8, as applicable); and

k)	Adara shall have received the Audited Financial Statements and the Reviewed Financial Statements as defined in the Business Combination Agreement.

Alliance

The obligations of Alliance to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to Closing of the following additional conditions:

a)	Certain of the representations and warranties of Adara and Merger Sub contained in the sections titled (a) “Corporate Organization,” (b) “Capitalization,” (c) “Authority Relative to the Business Combination Agreement” and (d) “Brokers” in the Business Combination Agreement shall each be true and correct in all material respects as of the date of the Business Combination Agreement and the Effective Time, except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier specified date. Certain of the representations and warranties of Adara and Merger Sub contained in the section titled “Absence of Certain Changes or Events” in the Business Combination Agreement shall be true and correct in all respects as of the date of the Business Combination Agreement and the Effective Time. Certain of the representations and warranties in the section titled “Capitalization” in the Business Combination Agreement shall be true and correct in all respects as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, be reasonably expected to result in more than de minimis additional cost, expense or liability to Alliance, Adara, Merger Sub or any of their affiliates. The other representations and warranties of Adara and Merger Sub contained in the Business Combination Agreement shall be true and correct in all respects (without giving effect to any “materiality,” “Adara Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date(except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have an Adara Material Adverse Effect (as defined in the Business Combination Agreement);

b)	Adara and Merger Sub have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Date;

c)	Adara has delivered to Alliance a customary officer’s certificate (signed by the President of Adara), dated the closing date of the Merger, certifying as to the satisfaction of certain conditions;

d)	No Adara Material Adverse Effect has occurred between the date of the Business Combination Agreement and the closing date of the Merger;

e)	Adara shall have delivered, or caused to be delivered, to Alliance a copy of the Registration Rights Agreement duly executed by all Adara and the Adara stockholders party thereto;

f)	The Adara Sponsor and the Insiders identified therein shall have delivered copies of the Amended and Restated Insider Letter Agreement duly executed by Adara and the Adara Sponsor and the Insiders identified therein;

g)	Adara has made all necessary and appropriate arrangements with the Trustee of the Trust Account to have all of the funds in the Trust Account disbursed to Adara immediately prior to the Effective Time, and all such funds released from the Trust Account are available to Adara in respect of all or a portion of the payment obligations set forth in the Business Combination Agreement and the payment of Adara’s fees and expenses incurred in connection with the Business Combination Agreement and the Proposed Transactions;

h)	As of immediately following the Closing, Adara had at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act); and

i)	As of the Closing, after distribution of the Trust Fund pursuant to the Business Combination Agreement, deducting all amounts to be paid pursuant to the exercise of Redemption Rights, Adara shall have cash on hand equal to or in excess of $15,000,000 (without, for the avoidance of doubt, taking into account any transaction fees, costs and expenses paid or required to be paid by Adara prior to Closing).

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transactions by the stockholders of Alliance or the Adara Stockholders, as follows:

a)	By mutual written consent of Adara and Alliance;

b)	By Adara or Alliance, if (i) the Effective Time will not have occurred prior to the date that is 240 days after the date of the Business Combination Agreement (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated by Adara or Alliance if either party is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the principal cause of the failure of a condition to the Merger on or prior to the Outside Date, and, in the event that any law is enacted after the execution of the Business Combination Agreement extending the applicable waiting period under the HSR Act, the Outside Date will be automatically extended by the length of any such extension; or (ii) any governmental authority in the United States has enacted, issued, promulgated, enforced or entered any law, injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Proposed Transactions illegal or otherwise preventing or prohibiting consummation of the Proposed Transactions, including the Merger; provided that the right to terminate the Business Combination Agreement under this section is not available to a party that has breached in any material respect its obligations set forth in the Business Combination Agreement in any manner that shall have directly resulted in the enactment, issuance, promulgation, enforcement or entry of such law or action by any governmental authority; or (iii) any of the Adara Proposals fail to receive the requisite vote for approval at the Adara Stockholders’ Meeting (including any postponements or adjournments thereof);

c)	By Alliance if there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of Adara or Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty of Adara or Merger Sub has become untrue, in either case such that the conditions set forth in representations and warranties and the agreements and covenants of Merger Sub and Adara specified in the conditions to the Merger section of the Business Combination Agreement would not be satisfied (“Terminating Adara Breach”); provided that Alliance has not waived such Terminating Adara Breach and Alliance is not then in material breach of its representations, warranties, covenants or agreements in the Business Combination Agreement; provided, however, that, if such Terminating Adara Breach is curable by Adara and Merger Sub, Alliance may not terminate the Business Combination Agreement under this section for so long as Adara and Merger Sub continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by Alliance to Adara; or

d)	By Adara if (i) Alliance has failed to deliver the requisite approval of Alliance stockholders of the adoption of the Merger to Adara within ten days after the Registration Statement becomes effective; or (ii) there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of Alliance set forth in the Business Combination Agreement, or if any representation or warranty of Alliance has become untrue, in either case such that the conditions set forth in representations and warranties and the agreements and covenants of Alliance specified in the conditions to the Merger section of the Business Combination Agreement would not be satisfied (“Terminating Company Breach”); provided that Adara has not waived such Terminating Company Breach and Adara and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided further that, if such Terminating Company Breach is curable by Alliance, Adara may not terminate the Business Combination Agreement under this provision for so long as Alliance continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by Adara to Alliance.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

Except as set forth in the Business Combination Agreement, all expenses incurred in connection with the Business Combination Agreement and the Proposed Transactions shall be paid by the party incurring such expenses, whether or not the Proposed Transactions are consummated. The filing, listing, and registration fees contemplated by the Business Combination Agreement shall be paid one half by each of the parties thereto.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Adara, Alliance or the other parties thereto. In particular, the assertions embodied in representations and warranties by Adara, Alliance and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Adara, Alliance or Merger Sub.

Promissory Notes

On June 22, 2022, Adara entered into promissory notes (the “Notes”) with each of Blystone & Donaldson, LLC and Thomas Finke, Adara’s Chief Executive Officer, providing for loans from each of such persons to Adara of up to $250,000 each ($500,000 in the aggregate). Such loans will be non-interest bearing and unsecured and will be due on the earlier of (a) the Closing and (b) February 11, 2023.

Copies of the Notes are filed with this Current Report on Form 8-K as Exhibit 10.1 and 10.2 and are incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes filed with this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On June 23, 2022 Adara and Alliance issued a joint press release announcing the execution of the Business Combination Agreement and announcing that Adara and Alliance will hold a conference call on June 23, 2022 at 12:30 p.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Proposed Transactions. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information and Where to Find It

In connection with the Proposed Transactions, Adara intends to file the Proxy Statement with the SEC, which will be distributed to holders of Adara’s common stock in connection with Adara’s solicitation of proxies for the vote by the Adara Stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. After the preliminary Proxy Statement has been filed and cleared by the SEC, Adara will mail a definitive Proxy Statement to its stockholders. Adara Stockholders and other interested parties are urged to read the Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Adara, Alliance and the Proposed Transactions. Adara Stockholders and other interested parties may obtain free copies of the preliminary Proxy and definitive Proxy (when available) and other documents filed with the SEC by Adara through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Adara Acquisition Corp., 211 East Blvd., Charlotte, NC 28203 or (980) 273-1130.

Participants in the Solicitation

Adara and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Alliance and its executive officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of Adara is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transactions when they become available. Adara Stockholders and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, expectations and timing related to Alliance’s business and timing of deployments, customer growth and other business milestones, potential benefits of the Proposed Transactions, and expectations related to the timing of the Proposed Transactions.

These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Alliance’s and Adara’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alliance and Adara.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of Adara or Alliance is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; risks relating to the uncertainty of the projected financial information with respect to Alliance; risks related to Alliance’s business and the ability of Alliance to execute its business model, including market acceptance of its systems and related services; demand for Alliance’s products; the ability to obtain sufficient supply of products; global economic conditions; ability to meet demand; the effects of competition on Alliance’s business; the amount of redemption requests made by Adara’s public shareholders; and those factors discussed in Adara’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of Adara filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Adara nor Alliance presently know or that Adara and Alliance currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Adara’s and Alliance’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Adara and Alliance anticipate that subsequent events and developments will cause their assessments to change. However, while Adara and Alliance may elect to update these forward-looking statements at some point in the future, Adara and Alliance specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Adara’s or Alliance’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
2.1*	Business Combination Agreement and Plan of Reorganization, dated as of June 22, 2022, by and among Adara, Merger Sub and Alliance.
10.1	Promissory Note, dated June 22, 2022, made by Adara to Blystone & Donaldson, LLC.
10.2	Promissory Note, dated June 22, 2022, made by Adara to Thomas Finke.
99.1	Press Release, dated June 23, 2022.
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2022	ADARA ACQUISITION CORP.

	By:	/s/ Paul G. Porter
Name: Paul G. Porter Title: Chief Financial Officer